Exhibit 99.4

ID SOLUTIONS, INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

NOVEMBER 30, 2015 AND 2014

TABLE OF CONTENTS

Condensed Balance Sheets as of November 30, 2015 (Unaudited) and February 28, 2015	3

Condensed Statements of Operations for the Nine Months Ended November 30, 2015 and 2014 (Unaudited)	4

Condensed Statements of Cash Flows for the Nine Months Ended November 30, 2015 and 2014 (Unaudited)	5

Notes to the Condensed Financial Statements (Unaudited)	6-10

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ID SOLUTIONS, INC.

CONDENSED BALANCE SHEETS

AS OF NOVEMBER 30, 2015 AND FEBRUARY 28, 2015

(UNAUDITED)

	2015	2015
	(Unaudited)
Assets
Current Assets:
Cash	$434,120	$333,202
Accounts receivable	256,495	-
Total current assets	690,615	333,202

Other Assets:
Note and other receivables from affiliate - related party	178,950	60,051
Software, net	240,915	307,290
Total other assets	419,865	367,341

Total assets	$1,110,479	$700,543

Liabilities and Stockholders' Equity (Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$552,145	$464,639
Accrued interest	98,672	31,541
Accrued interest principal stockholder - related party	-	9,477
Note payable	125,000	125,000
Due to principal stockholder - related party	-	60,000
Deferred revenue	-	271,652
Total current liabilities	775,817	962,309

Stockholder's Equity (Deficit):
Preferred stock, par value $0.001, 10,000,000 shares authorized, no shares outstanding	-	-
Common stock, par value $0.001, 25,000,000 shares authorized, 25,000,000 shares issued and outstanding	25,000	25,000
Additional paid in capital	161,123	161,123
Accumulated deficit	148,539	(447,889)
Total stockholders' equity (deficit)	334,662	(261,766)
Total liabilities and stockholders' equity (deficit)	$1,110,479	$700,543

See notes to the condensed financial statements.

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ID SOLUTIONS, INC.

CONDENSED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

	2015	2014
Revenues:
Software licenses	$597,400	$171,870
Software Maintenance	773,792	377,205
Other (includes related party sales of $29,605 and $21,874, respectively)	29,605	63,874
Total revenues	1,400,797	612,949

Cost of Sales	24,121	13,410
Gross profit	1,376,675	599,539

Operating Expenses:
Professional fees	504,863	194,893
Research and development	59,427	105,667
Personnel	53,403	130,282
Travel	22,017	22,713
Other general and administration	87,924	86,290
Total operating expenses	727,635	539,845

Operating income	649,040	59,695

Other Income (Expenses):
Interest expenses	(74,141)	(19,880)
Interest income	21,529	822
Other expense, net	(52,612)	(19,058)

Net income	$596,428	$40,636

See notes to the condensed financial statements.

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ID SOLUTIONS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

	2015	2014
Cash from Operating Activities:
Net income	$596,428	$40,636
Adjustments to reconcile net income to cash provided by operating activities:
Amortization	66,375	66,376
Decrease in accounts receivable	(256,495)	31,326
Increase (decrease) in accounts payable and accrued expenses	123,631	(40,614)
Decrease in deferred revenue	(271,652)	-
Net cash provided by operating activities	258,287	97,724

Cash from Investing Activities:
Advances to IDGS	(200,812)	(171,331)
Repayments from IDGS	103,443	122,489
Net cash used in investing activities	(97,369)	(48,842)

Cash from Financing Activities:
Advances from stockholders	-	20,000
Repayments to stockholders	(60,000)	(50,000)
Net cash used in financing activities	(60,000)	(30,000)

Net change in cash	100,918	18,882
Cash at the beginning of the period	333,202	-
Cash at the end of the period	$434,120	$18,882

Supplemental Cash Flow Information:
Interest paid	$-	$-
Income taxes paid	$-	$-

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ID SOLUTIONS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

NOTE 1 - Organization and Business Background

ID Solutions, Inc. (the “Company”), was incorporated in the state of Delaware on February 28, 2005 for the purpose of developing, licensing, integrating and maintaining software that utilizes biometrics to provide a range of advanced digital identification solutions. The Company’s customers include a United States agency and national consulting firms.

NOTE 2 - Summary of Significant Accounting Policies

Basis of presentation

The following (a) condensed balance sheet as of February 28, 2015, which has been derived from audited financial statements, and (b) the unaudited condensed interim financial statements of the Company have been prepared in accordance with the instructions to Form 8-K and Rule 8-03 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended November 30, 2015 are not necessarily indicative of results that may be expected for the year ended February 29, 2016. These condensed financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended February 28, 2015 included in this Form 8-K.

Management's Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables, inventories, income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash and equivalents for purposes of the statement of cash flows.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of November 30, 20015 and February 28, 2015, the Company did not record an allowance for uncollectible accounts as all amounts were deemed collectible.

Software Costs

In accordance with the criteria of ASC 985-20 Costs of Software to be Sold Licensed or Marketed, the Company capitalizes the cost of software and certain related enhancements developed by and purchased from third parties between the time of technological feasibility and general release and amortizes these costs over the estimated useful life of the software. The Company’s capitalized software consists of pre-developed code that serves as the platform for its proprietary software solutions and is amortized over an estimated life of 10 years.

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ID SOLUTIONS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

Revenue Recognition

The Company sells Automated Fingerprint Identification Systems software and associated maintenance and support services. Pricing of the software is based on the number of enrollments defined up-front and is paid for in full at time of sale. Maintenance fees are based on a percentage of the software purchase price and are charged to customers annually in advance after the first year of free maintenance. Sales of software rights are recognized during the period in which the implementation of the software is completed. Revenues for maintenance and support services are recognized over the one-year term of the maintenance agreement. Payments received in advance of recognition are presented as deferred revenue on the balance sheet.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation - Stock Compensation (“ASC 718”).  ASC 718 establishes accounting for stock-based awards exchanged for employee services.  Under the provisions of ASC 718, stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as expense over the employee’s requisite service period (generally the vesting period of the equity grant) using the straight-line method.

The Company accounts for share-based compensation to persons other than employees in accordance with FASB ASC 505-50. Equity instruments issued to other than employees are valued at the earlier of a commitment date or upon completion of the services, based on the fair value of the equity instruments and is recognized as expense over the service period.

Research and Development Costs

The Company expenses research and development costs as incurred. During the nine months ended November 30, 2015 and 2014, the Company incurred research and development costs of $59,427 and $105,667, respectively.

Impairment

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Income Taxes

The Company accounts for income tax using FASB ASC 740 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company applies the provisions of ASC Topic 740-10-25, Income Taxes – Overall – Recognition (“ASC Topic 740-10-25”) with respect to the accounting for uncertainty of income tax positions. ASC Topic 740-10-25 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740-10-25 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of November 30, 2015, tax years since 2012 remain open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service for any of the open tax years.

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ID SOLUTIONS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

Fair Value of Financial Instruments and Fair Value Measurements

The Company measures its financial and non-financial assets and liabilities, as well as makes related disclosures, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). For certain of our financial instruments, including cash, accounts receivable, accounts payable and accrued expenses, notes payable and amounts due to principal stockholder, the carrying amounts approximate fair value due to their short maturities.

Concentration of Credit Risks

At times, the Company maintains cash balances at financial institutions in amounts that exceed federally insured limits. As of November 30, 2015, the Company held cash of approximately $184,000 in excess of federally insured limits. The Company has not incurred any losses from such concentrations.

Recent Accounting Standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or results of its operations.

NOTE 3 – Note and Other Receivables from Affiliate – Related Party

Note and other receivables from affiliate – related party consisted of the following as of November 30, 2015 and February 28, 2015 (See Note 6):

	November 30,	February 28,
	2015	2015
Note receivable	$178,950	$48,484
Reimbursable expenses	-	11,567
	$178,950	$60,051

NOTE 4 – Software, net

The following is a summary of activity related to the Company’s capitalized Software for the nine months ended November 30, 2015 and 2014:

Balance at February 28, 2015	$307,290
Amortization	(66.375)
Balance at November 30, 2015	$240,915

The following is summary of Software as of November 30, 2015, and February 28, 2015:

	November 30,	February 28,
	2015	2015
Cost	$885,000	$885,000
Accumulated amortization	(644,085)	(577,710)
Net Carrying Value	$240,915	$307,290

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ID SOLUTIONS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

Future expected amortization of Software costs as of November 30, 2015, are as follows:

Twelve Months Ending November 30,
2016	$88,500
2017	88,500
2018	63,915
Thereafter	-
Total	$240,915

NOTE 5 – Note Payable

In June 2013, the Company issued a promissory note in the amount of $125,000 to finance the purchase of software code. The note accrues interest at an annual rate of 15% and is due on demand. The principal amount outstanding on the note was $125,000 and accrued interest was $44,668 and $31,541 as of November 30, 2015 and February 28, 2015, respectively.

NOTE 6 – Related Party Transactions

Advances and Notes Receivable

During the nine months ended November 30, 2015, the Company made advances to ID Global Solutions Corporation (“IDGS”) totaling $197,095. IDGS repaid $88,158 during the nine months ended November 30, 2015. In September 2015, IDGS issued to the Company, a convertible promissory note in the principal amount of $172,095 consolidating all previous advances (“September 2015 Note”). The September 2015 Note accrues interest at an annual rate of 12%, matures on September 25, 2016, and was convertible into common stock of IDGS at a conversion rate of $0.10 per share. The balance of the September 2015 Note as of November 30, 2015 was $178,950.

Reimbursable Expenses

During the nine months ended November 30, 2015, the Company incurred $3,717 of travel expenses on behalf of the IDGS, of which $15,285 was repaid during the nine months ended November 28, 2015. Amounts due from IDGS for reimbursable expenses totaled $11,567 as of February 28, 2015. No amounts remain unpaid as of November 30, 2015.

Stockholder Advances

During the nine months ended November 30, 2015, the Company repaid $60,000 of stockholder advances. There no amounts due to stockholder as of November 30, 2015.

NOTE 7 – Customer Concentration

During the nine months ended November 30, 2015 and 2014, a significant portion of the Company’s revenues were earned from two customers as follows:

	% of Total Revenues		Accounts Receivable as of
	2015	2014	November 30, 2015
Customer A	44%	31%	$-
Customer B	-%	65%	$-
Customer C	53%	-%	$256,400

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ID SOLUTIONS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED NOVEMBER 30, 2015 AND 2014

(UNAUDITED)

NOTE 8 – Subsequent Events

IDGS Advances

In January 2016, the Company exchanged the September 2015 Note in settlement of principal and interest on a note payable issued to a vendor in June 2015. No amounts remained outstanding on the notes as of February 29, 2016.

Stockholder Advances

From May 2015 through November 2015, the Company repaid stockholder advances of $60,000.

Share Exchange Agreement

On February 8, 2016, the Company and its stockholders entered into a share exchange agreement with IDGS, pursuant to which the stockholders of the Company exchanged its shares for common stock of IDGS. Immediately preceding the share exchange agreement, ownership of the Company was transferred to a newly formed holding company that effected the share exchange agreement. As a result of the transaction, the Company became an indirect wholly owned subsidiary of IDGS.

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